UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Global Equity Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Global Equity
Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks long-term capital growth. Dividend income, if any, is incidental to this goal. The Portfolio’s investment objective may be changed without shareholder approval.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	5

Portfolio Expenses	6

Portfolio Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Board Approval of Management and Subadvisory Agreements	31

Additional Information	35

Important Tax Information	41

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier,

Legg Mason Partners Variable Global Equity Portfolio  I

should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.
International equities significantly outperformed their U.S. counterparts during the year. During the 12 months ended December 31, 2007, the MSCI EAFE Indexv returned 11.17%. As was the case in the U.S., international equities experienced periods of volatility. However, despite periods of weakness, this was not enough to overcome generally positive economic news, solid corporate profits and the weakening dollar.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices
On August 8, 2007, the Board of Trustees of Legg Mason Partners Variable Equity Trust approved changes to the Portfolio’s investment objective and investment strategies, which became effective on November 12, 2007. In conjunction with the new investment objective and strategies, the Portfolio’s name, performance benchmarks and portfolio managers also have changed.
Effective November 12, 2007, the Portfolio’s investment objective is long-term capital growth. Dividend income, if

II  Legg Mason Partners Variable Global Equity Portfolio

any, is incidental to this goal. The Portfolio’s investment objective may be changed without shareholder approval. The Portfolio invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexvi. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity and equity-related securities.
Although the Portfolio will invest primarily in securities with a market capitalization of greater than U.S. $15 billion, the Portfolio may invest in securities of any market capitalization, including mid-cap and small-cap securities.
Also effective November 12, 2007, the Portfolio’s name changed to “Legg Mason Partners Variable Global Equity Portfolio” from “Legg Mason Partners Variable Multiple Discipline Portfolio — Global All Cap Growth and Value” and its performance benchmark changed to the MSCI World Index. Prior to November 12, 2007, the Portfolio compared its performance to the Russell 3000 Indexvii, the MSCI EAFE Index and the MSCI World Index.
Additionally, effective November 12, 2007, Michael P. McElroy, CFA, Director of the Global investment team at Batterymarch Financial Management, Inc. (“Batterymarch”) and Senior Portfolio Manager, is responsible for the strategic oversight of Batterymarch’s investment process for the Portfolio. Mr. McElroy has been employed by Batterymarch since 2006 and by the Portfolio’s subadviser, ClearBridge Advisors, LLC, since 2007. Mr. McElroy was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service. Mr. McElroy has 17 years of investment experience.
On February 6, 2008, the Board of Trustees approved the appointment of Batterymarch as the Portfolio’s new subadviser, effective May 1, 2008. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.
Mr. McElroy will remain responsible for the strategic oversight of the investment process for the Portfolio. The current portfolio managers who are responsible for the day-to-day management of the Portfolio, as well as senior management and other key employees, will be the same immediately after the new subadvisory agreement takes effect, and the current portfolio managers will have access to the same

Legg Mason Partners Variable Global Equity Portfolio  III

research and other resources to support their investment management functions. The Portfolio’s investment management fee will remain unchanged.
Batterymarch, established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $29.791 billion as of December 31, 2007. Batterymarch is a wholly-owned subsidiary of Legg Mason.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 8, 2008

IV  Legg Mason Partners Variable Global Equity Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

vi	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners Variable Global Equity Portfolio  V

(This page intentionally left blank.)

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the reporting period, returns for the global stock markets were strong, with all major regions except Japan posting positive returns. The Asia ex-Japan and Australia, New Zealand & Canada regions posted the highest returns in the MSCI World Indexi.
While the MSCI World Index posted a return of 9.04% for the year, U.S. equities were weighed down by continuing credit concerns, a slowing U.S. economy and building inflationary pressures. Over the same period, the S&P 500 Indexii returned 5.49%. The Financials sector was the most significant laggard due to ongoing credit issues. The Consumer Discretionary sector was also weak, as consumer sentiment weakened and job creation slowed. Energy was the best performing sector within the U.S., as oil prices continued to rise. The Materials sector also performed well due to the strength of global commodity prices.
During 2007, continental Europe produced a solid double-digit return in U.S. dollar terms. The credit crisis continued to trouble the European markets into the fourth quarter. As such, the best performing sectors in Europe were those with a defensive bias, such as Utilities, Telecommunication Services and Consumer Staples. In contrast, interest rate- and economically-sensitive sectors were weak during the year.
The United Kingdom (“UK”) slightly underperformed the MSCI World Index in return in U.S. dollars. UK banks continued their downward trend as uncertainty and fears of more mortgage-related write-offs drove valuations to extreme low levels. As analysts digested the impact of lower margins and higher energy costs, expectations were revised down. Lending slowed both in the housing and corporate loan markets. In addition, sterling strength was a drag on trade with the U.S.
Japanese equities lagged the other major regions for the year. Japan was highly sensitive to the slowdown in global economies in the second half of the year and the expectation of a further slowdown in 2008. Sectors and stocks geared towards China and global growth generally outperformed early in the year, but the fourth quarter of 2007 saw a major reversal as Materials and Industrials sold off sharply. Cyclicals, such as shippers and airlines, were especially hard-hit. The flight to defensive stocks saw Consumer Staples, Telecommunication Services and Utilities stocks gaining ground. In addition, the Japanese yen continued to appreciate in the fourth quarter as investors who had borrowed in yen to finance investments elsewhere reversed their positions, returning the money to yen.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  1

Performance Review
For the 12 months ended December 31, 2007, Legg Mason Partners Variable Global Equity Portfolio1 returned 4.91%. The Portfolio’s current unmanaged benchmark, the MSCI World Index, returned 9.04% for the same period. Prior to November 12, 2007, in addition to the MSCI World Index, the Portfolio’s benchmarks were the Russell 3000 Indexiii and the MSCI EAFE Indexiv which returned 5.14% and 11.17%, respectively, over the same time frame. The Portfolio’s Lipper Variable Large-Cap Core Funds Category Average2 returned 5.78% for the same period.

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Global Equity Portfolio[1]	-1.15%	4.91%

MSCI World Index	-0.12%	9.04%

Russell 3000 Index	-1.84%	5.14%

MSCI EAFE Index	0.39%	11.17%

Lipper Variable Large-Cap Core Funds Category Average[2]	-1.15%	5.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Prior to November 12, 2007, the Portfolio had a different investment objective and followed different investment strategies under the name “Legg Mason Partners Variable Multiple Discipline Portfolio — Global All Cap Growth and Value.”

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 1.09%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets, will not exceed 1.00%. This expense limitation may be reduced or terminated at any time.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 206 funds for the six-month period and among the 203 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Q.	What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. For much of the period, stock selection in the Consumer Discretionary, Consumer Staples and Telecommunication Services sectors was the largest contributor to relative performance. From a sector allocation perspective, the Portfolio’s underweight in the Financials sector was beneficial to relative performance, as was an overweight position in the Telecommunication Services sector. On an individual stock basis, the largest absolute contributors to performance during that period were Biogen Idec, Inc., Amazon.com, Inc., Nokia Oyj, Rio Tinto PLC and Weatherford International Ltd.
After the change in investment objective and strategies in November 2007, the leading contributor to relative performance was stock selection in the U.S. Stock selection was the most positive in the Financials ex-Banks sector. The Portfolio’s underweights to Lehman Brothers Holdings Inc. and Citigroup were the greatest contributors to relative results in that sector, as both companies were negatively impacted by their exposure to subprime mortgages. Stock selection in the U.S. Consumer Discretionary sector was also strong, in particular the Portfolio’s overweight in Amazon.com, Inc. The Portfolio also benefited significantly from its underweight to U.S. banks in light of continuing credit problems.

What were the leading detractors from performance?
A. For much of the fiscal year, the Portfolio’s underperformance was largely due to sector positioning, including its overweight in the Health Care sector, as well as an underweighted allocation in the Energy, Industrials and Utilities sectors. In addition, stock selection in the Health Care and Financials sectors detracted from relative performance. On an individual stock basis, the largest detractors from absolute performance were Merrill Lynch & Co., Inc., Home Depot, Inc., Time Warner, Inc., Amgen, Inc. and Comcast Corp.
Stock selection in Japan and continental Europe detracted from relative performance for the period after the change in investment objective and investment strategies in November 2007. This was primarily the result of selection in the Industrials sector. The worst performing stocks in the Industrials sector were Kawasaki K.K. and Konecranes Oyj, both of which had negative returns far in excess of the sector overall. Stock selection among banks in the Australia, New Zealand & Canada region also detracted from performance.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. On November 12, 2007, the Portfolio’s name, benchmark, portfolio managers, investment objective and investment strategies changed. At this time, the portfolio began to be realigned to implement the Portfolio’s new investment objective and strategies.

Thank you for your investment in Legg Mason Partners Variable Global Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

ClearBridge Advisors, LLC

January 15, 2008

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (1.9%), International Business Machines Corp. (1.6%), Microsoft Corp. (1.6%), Telefonica SA (1.5%), Nestle SA (1.5%), News Corp. (1.3%), Chevron Corp. (1.3%) Roche Holding AG (1.2%), Pfizer Inc. (1.2%) and BASF AG (1.1%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (19.0%), Information Technology (12.7%), Energy (10.9%), Industrials (10.4%) and Materials (9.9%). The Portfolio’s composition is subject to change at any time.

RISKS: Diversification does not assure against loss. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuation. These risks are magnified in emerging markets. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

4  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Portfolio at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual Total	Account	Account	Expense	Paid During
Return(2)	Value	Value	Ratio	the Period(3)

−1.15%	$1,000.00	$988.50	0.94%	$4.71

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio	the Period(2)

5.00%	$1,000.00	$1,020.47	0.94%	$4.79

(1)	For the six months ended December 31, 2007.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  7

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/07	4.91%

Five Years Ended 12/31/07	13.31

Inception* through 12/31/07	14.26

Cumulative Total Return(1) (unaudited)

Inception* through 12/31/07	101.32%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 1, 2002.

8  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Global Equity Portfolio vs. MSCI World Index, Russell 3000 Index and MSCI EAFE Index† (October 2002 - December 2007)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Global Equity Portfolio on October 1, 2002 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 2.1%
6,300	DaimlerChrysler AG	$610,233
11,000	Honda Motor Co., Ltd.	363,675
4,500	Peugeot SA	338,310
2,600	Volkswagen AG	591,489

	Total Automobiles	1,903,707

Hotels, Restaurants & Leisure — 1.2%
64,000	Compass Group PLC*	390,225
12,116	McDonald’s Corp.	713,753

	Total Hotels, Restaurants & Leisure	1,103,978

Household Durables — 0.9%
6,300	Makita Corp.	263,250
3,000	SEB SA	542,451

	Total Household Durables	805,701

Internet & Catalog Retail — 2.2%
9,500	Amazon.com Inc.*	880,080
20,125	Expedia Inc.*	636,352
14,665	IAC/InterActiveCorp*	394,782
1,200	Priceline.com Inc.*	137,832

	Total Internet & Catalog Retail	2,049,046

Media — 2.2%
33,037	Comcast Corp., Special Class A Shares*	598,630
6,550	EchoStar Communications Corp., Class A Shares*	247,066
56,180	News Corp., Class B Shares	1,193,825

	Total Media	2,039,521

Multiline Retail — 0.4%
10,000	Next PLC	320,752

Textiles, Apparel & Luxury Goods — 0.2%
5,300	Crocs Inc.*	195,093

	TOTAL CONSUMER DISCRETIONARY	8,417,798

CONSUMER STAPLES — 6.9%
Beverages — 2.0%
27,100	Asahi Breweries Ltd.*	459,212
35,500	Coca-Cola Amatil Ltd.	294,263
8,830	Coca-Cola Co.	541,897
7,345	PepsiCo Inc.	557,486

	Total Beverages	1,852,858

See Notes to Financial Statements.

10  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Food & Staples Retailing — 2.0%
10,300	BJ’s Wholesale Club Inc.*	$348,449
8,700	CVS Corp.	345,825
5,800	Safeway Inc.	198,418
44,250	Tesco PLC	417,839
11,630	Wal-Mart Stores Inc.	552,774

	Total Food & Staples Retailing	1,863,305

Food Products — 1.5%
3,025	Nestle SA, Registered Shares	1,386,096

Household Products — 0.7%
8,323	Procter & Gamble Co.	611,075

Tobacco — 0.7%
8,000	Altria Group Inc.	604,640

	TOTAL CONSUMER STAPLES	6,317,974

ENERGY — 10.9%
Energy Equipment & Services — 0.5%
3,000	Noble Corp.	169,530
11,200	Petroleum Geo-Services ASA	322,060

	Total Energy Equipment & Services	491,590

Oil, Gas & Consumable Fuels — 10.4%
7,100	Addax Petroleum Corp.	308,977
25,000	BG Group PLC	575,585
24,200	BP PLC	295,956
8,270	BP PLC, ADR	605,116
12,400	Chevron Corp.	1,157,292
7,485	ConocoPhillips	660,926
18,450	Exxon Mobil Corp.	1,728,581
4,600	Hess Corp.	463,956
34	Inpex Holdings Inc.	365,732
4,100	Occidental Petroleum Corp.	315,659
23,300	Oilexco Inc.*	311,155
8,100	Petro-Canada*	437,028
23,000	Royal Dutch Shell PLC, Class A Shares	966,779
14,200	Saipem SpA	564,985
5,400	St. Mary Land & Exploration Co.	208,494
6,890	Total SA	571,798

	Total Oil, Gas & Consumable Fuels	9,538,019

	TOTAL ENERGY	10,029,609

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

FINANCIALS — 18.1%
Capital Markets — 3.0%
7,075	Bank of New York Mellon Corp.	$344,977
14,900	Federated Investors Inc., Class B Shares	613,284
1,680	Goldman Sachs Group Inc.	361,284
12,100	Macquarie Group Ltd.	801,984
8,640	Merrill Lynch & Co. Inc.	463,795
6,700	Raymond James Financial Inc.	218,822

	Total Capital Markets	2,804,146

Commercial Banks — 5.4%
10,016	Alpha Bank AE*	365,690
24,700	Banco Bilbao Vizcaya Argentaria SA	606,661
14,443	Banco Espirito Santo SA*	315,365
36,300	Banco Santander Central Hispano SA	784,233
46,700	Barclays PLC	473,049
7,970	EFG Eurobank Ergasias*	281,357
12,300	Erste Bank der Oesterreichischen Sparkassen AG*	874,221
20,350	HSBC Holdings PLC	341,362
29,060	Mitsubishi UFJ Financial Group Inc.	270,485
20,500	National Bank of Greece SA, ADR	282,695
1,200	Raiffeisen International Bank-Holding AG	180,798
8,000	Wells Fargo & Co.	241,520

	Total Commercial Banks	5,017,436

Diversified Financial Services — 2.3%
8,562	Bank of America Corp.	353,268
31,600	Challenger Financial Services Group Ltd.	137,429
10,000	Credit Saison Co., Ltd.	272,866
12,000	IFI-Istituto Finanziario Industriale SpA*	401,096
13,185	JPMorgan Chase & Co.	575,525
9,900	London Stock Exchange Group PLC	388,243

	Total Diversified Financial Services	2,128,427

Insurance — 5.6%
6,150	American International Group Inc.	358,545
55,911	Amlin PLC	328,670
62,900	Amlin PLC, Class B Shares (a)	28,047
7,600	Aon Corp.	362,444
8,300	Assurant Inc.	555,270
92	Berkshire Hathaway Inc., Class B Shares*	435,712
7,900	Chubb Corp.	431,182
17,850	QBE Insurance Group Ltd.	520,132
124,800	Royal & Sun Alliance Insurance Group PLC	365,710
12,600	Sampo Oyj, Class A Shares*	329,535
10,800	SCOR SE	274,382

See Notes to Financial Statements.

12  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Insurance — 5.6% (continued)
7,750	Travelers Cos. Inc.	$416,950
29,800	Unum Group	708,942

	Total Insurance	5,115,521

Real Estate Investment Trusts (REITs) — 1.2%
16,300	Annaly Mortgage Management Inc.	296,334
625,200	Macquarie Office Trust	769,886

	Total Real Estate Investment Trusts (REITs)	1,066,220

Real Estate Management & Development — 0.6%
7,000	Sumitomo Realty & Development Co., Ltd.*	172,174
17,000	Tokyo Tatemono Co. Ltd.	160,027
14,400	Urban Corp.	191,569

	Total Real Estate Management & Development	523,770

	TOTAL FINANCIALS	16,655,520

HEALTH CARE — 9.2%
Biotechnology — 0.8%
49,130	Millennium Pharmaceuticals Inc.*	735,967

Health Care Equipment & Supplies — 1.2%
13,600	Getinge AB, Class B Shares	363,207
7,000	Kinetic Concepts Inc.*	374,920
29,000	Smith & Nephew PLC	333,412

	Total Health Care Equipment & Supplies	1,071,539

Health Care Providers & Services — 1.7%
6,000	Aetna Inc.	346,380
6,600	CIGNA Corp.*	354,618
6,900	Health Net Inc.*	333,270
6,300	WellPoint Inc.*	552,699

	Total Health Care Providers & Services	1,586,967

Life Sciences Tools & Services — 0.4%
3,700	Invitrogen Corp.*	345,617

Pharmaceuticals — 5.1%
9,790	Forest Laboratories Inc.*	356,846
43,000	King Pharmaceuticals Inc.*	440,320
16,250	Merck & Co. Inc.	944,287
7,050	Novartis AG	384,072
47,050	Pfizer Inc.	1,069,446
6,250	Roche Holding AG	1,076,571
7,600	Takeda Pharmaceutical Co., Ltd.	444,276

	Total Pharmaceuticals	4,715,818

	TOTAL HEALTH CARE	8,455,908

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

INDUSTRIALS — 10.4%
Aerospace & Defense — 0.9%
2,170	Boeing Co.	$189,788
1,500	Precision Castparts Corp.	208,050
6,250	Raytheon Co.	379,375

	Total Aerospace & Defense	777,213

Commercial Services & Supplies — 0.3%
27,300	Allied Waste Industries Inc.*	300,846

Construction & Engineering — 0.6%
17,900	AMEC PLC	296,919
2,400	FLSmidth & Co. A/S, Class B Shares	243,213

	Total Construction & Engineering	540,132

Electrical Equipment — 0.4%
13,700	ABB Ltd.	394,998

Industrial Conglomerates — 2.5%
11,300	Cookson Group PLC	157,714
7,175	General Electric Co.	265,977
112,000	Keppel Corp., Ltd.	1,002,593
12,700	Textron Inc.	905,510

	Total Industrial Conglomerates	2,331,794

Machinery — 3.5%
5,200	AGCO Corp.*	353,496
7,100	Crane Co.	304,590
4,500	Deere & Co.	419,040
10,200	Hitachi Construction Machinery Co., Ltd.	304,168
7,400	Konecranes Oyj	251,596
1,100	MAN AG	181,003
7,100	Manitowoc Co. Inc.	346,693
14,540	Pall Corp.	586,253
7,700	Scania AB, Class B Shares	182,009
3,700	Wartsila Oyj*	279,805

	Total Machinery	3,208,653

Road & Rail — 0.9%
9,800	Hertz Global Holdings Inc.*	155,722
14,500	National Express Group PLC	354,148
2,250	Union Pacific Corp.	282,645

	Total Road & Rail	792,515

Trading Companies & Distributors — 1.3%
19,500	Mitsubishi Corp.	531,162
32,000	Mitsui & Co., Ltd.	678,914

	Total Trading Companies & Distributors	1,210,076

	TOTAL INDUSTRIALS	9,556,227

See Notes to Financial Statements.

14  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 12.7%
Communications Equipment — 2.0%
35,570	Cisco Systems Inc.*	$962,880
12,315	Nokia Oyj	474,182
20,100	Tandberg ASA*	414,176

	Total Communications Equipment	1,851,238

Computers & Peripherals — 4.2%
4,600	Apple Inc.*	911,168
9,550	Hewlett-Packard Co.	482,084
13,450	International Business Machines Corp.	1,453,945
9,100	Mitsumi Electric Co. Ltd.	303,697
28,476	Seagate Technology	726,138

	Total Computers & Peripherals	3,877,032

Electronic Equipment & Instruments — 0.4%
4,600	Nidec Corp.	341,491

Internet Software & Services — 0.5%
700	Google Inc., Class A Shares*	484,036

IT Services — 0.9%
36,400	Computershare Ltd.	315,385
18,900	Indra Sistemas SA*	507,797

	Total IT Services	823,182

Semiconductors & Semiconductor Equipment — 2.2%
16,800	ASML Holding NV*	527,941
37,970	Intel Corp.	1,012,280
14,470	Texas Instruments Inc.	483,298

	Total Semiconductors & Semiconductor Equipment	2,023,519

Software — 2.5%
40,570	Microsoft Corp.	1,444,292
800	Nintendo Co., Ltd.	485,718
9,500	Trend Micro Inc.	340,545

	Total Software	2,270,555

	TOTAL INFORMATION TECHNOLOGY	11,671,053

MATERIALS — 9.9%
Chemicals — 4.7%
5,900	Agrium Inc.	428,444
45,000	Asahi Kasei Corp.	299,958
6,850	BASF AG	1,012,355
8,100	Bayer AG	738,514
3,350	CF Industries Holdings Inc.	368,701
64,000	Dainippon Ink and Chemicals Inc.	319,774
3,800	Incitec Pivot Ltd.	388,891

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  15

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Chemicals — 4.7% (continued)
25,500	Kuraray Co., Ltd.	$307,847
9,500	Terra Industries Inc.*	453,720

	Total Chemicals	4,318,204

Containers & Packaging — 0.2%
4,500	Owens-Illinois Inc.*	222,750

Metals & Mining — 5.0%
3,400	ArcelorMittal	260,563
21,100	BHP Billiton PLC	649,921
39,700	BlueScope Steel Ltd.	334,356
3,400	First Quantum Minerals Ltd.	293,062
5,900	Freeport-McMoRan Copper & Gold Inc., Class B Shares	604,396
20,000	Gerdau SA, ADR	580,200
59,000	Grupo Mexico SA de CV, Series B Shares	370,835
6,280	Rio Tinto PLC	657,941
3,900	ThyssenKrupp AG	217,667
8,900	Xstrata PLC	626,706

	Total Metals & Mining	4,595,647

	TOTAL MATERIALS	9,136,601

TELECOMMUNICATION SERVICES — 6.4%
Diversified Telecommunication Services — 5.2%
18,358	AT&T Inc.	762,959
94,600	Cable & Wireless PLC	349,068
5,599	Embarq Corp.	277,318
12,300	France Telecom SA	441,408
86	Nippon Telegraph & Telephone Corp.	425,610
44,006	Telefonica SA	1,422,151
49,900	Telstra Corp., Ltd.	204,777
21,600	Verizon Communications Inc.	943,704

	Total Diversified Telecommunication Services	4,826,995

Wireless Telecommunication Services — 1.2%
33	KDDI Corp.	245,034
40,400	Vodafone Group PLC	150,571
18,590	Vodafone Group PLC, ADR	693,779

	Total Wireless Telecommunication Services	1,089,384

	TOTAL TELECOMMUNICATION SERVICES	5,916,379

UTILITIES — 4.8%
Electric Utilities — 1.5%
19,700	British Energy Group PLC	213,820
3,800	E.ON AG	806,838
31,800	Enel SpA	375,338

	Total Electric Utilities	1,395,996

See Notes to Financial Statements.

16  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Gas Utilities — 0.8%
63,300	Centrica PLC	$449,851
4,600	Energen Corp.	295,458

	Total Gas Utilities	745,309

Multi-Utilities — 2.0%
7,000	OGE Energy Corp.	254,030
5,400	RWE AG	756,698
4,900	Sempra Energy	303,212
10,200	Vectren Corp.	295,902
9,700	Xcel Energy Inc.	218,929

	Total Multi-Utilities	1,828,771

Water Utilities — 0.5%
15,000	Severn Trent PLC	453,625

	TOTAL UTILITIES	4,423,701

	TOTAL COMMON STOCKS (Cost — $82,169,464)	90,580,770

PREFERRED STOCKS — 0.9%
FINANCIALS — 0.9%
Commercial Banks — 0.6%
22,000	Banco Itau Holding Financeira SA	569,874

Insurance — 0.3%
86,900	Unipol Gruppo Finanziario SpA	273,571

	TOTAL PREFERRED STOCKS (Cost — $838,422)	843,445

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $83,007,886)	91,424,215

Face
Amount

SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$699,000	State Street Bank & Trust Co. dated 12/31/07, 0.770% due 1/2/08; Proceeds at maturity — $699,030; (Fully collateralized by U.S. Treasury Bonds, 7.625% due 11/15/22; Market value — $716,175) (Cost — $699,000)	699,000

	TOTAL INVESTMENTS — 100.1% (Cost — $83,706,886#)	92,123,215
	Liabilities in Excess of Other Assets — (0.1)%	(120,987)

	TOTAL NET ASSETS — 100.0%	$92,002,228

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $83,850,213.

 Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  17

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $83,706,886)	$92,123,215
Foreign currency, at value (Cost — $79)	80
Cash	712
Receivable for securities sold	180,308
Dividends and interest receivable	113,272
Prepaid expenses	2,380

Total Assets	92,419,967

LIABILITIES:
Payable for securities purchased	324,952
Investment management fee payable	36,890
Payable for Fund shares repurchased	7,134
Trustees’ fees payable	745
Accrued expenses	48,018

Total Liabilities	417,739

Total Net Assets	$92,002,228

NET ASSETS:
Par value (Note 4)	$52
Paid-in capital in excess of par value	74,628,287
Undistributed net investment income	21,449
Accumulated net realized gain on investments and foreign currency transactions	8,936,260
Net unrealized appreciation on investments and foreign currencies	8,416,180

Total Net Assets	$92,002,228

Shares Outstanding:	5,163,032

Net Asset Value:	$17.82

See Notes to Financial Statements.

18  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$1,372,566
Interest	287,599
Less: Foreign taxes withheld	(51,859)

Total Investment Income	1,608,306

EXPENSES:
Investment management fee (Note 2)	718,042
Distribution fees (Note 2)	239,343
Legal fees	64,959
Shareholder reports	38,372
Audit and tax	30,041
Trustees’ fees	8,573
Insurance	2,157
Custody fees	890
Transfer agent fees	56
Miscellaneous expenses	5,732

Total Expenses	1,108,165
Less: Fee waivers and/or expense reimbursements (Note 2)	(264,758)

Net Expenses	843,407

Net Investment Income	764,899

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	12,979,584
Foreign currency transactions	(5,560)

Net Realized Gain	12,974,024

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(9,097,024)
Foreign currencies	(149)

Change in Net Unrealized Appreciation/Depreciation	(9,097,173)

Net Gain on Investments and Foreign Currency Transactions	3,876,851

Increase in Net Assets From Operations	$4,641,750

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  19

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$764,899	$789,010
Net realized gain	12,974,024	2,991,423
Change in net unrealized appreciation/depreciation	(9,097,173)	9,000,025

Increase in Net Assets From Operations	4,641,750	12,780,458

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(525,010)	(1,074,520)
Net realized gains	(4,490,658)	(2,398,051)

Decrease in Net Assets From Distributions to Shareholders	(5,015,668)	(3,472,571)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	6,132,428	12,413,562
Reinvestment of distributions	5,015,668	3,472,571
Cost of shares repurchased	(14,209,422)	(12,320,426)

Increase (Decrease) in Net Assets From Fund Share Transactions	(3,061,326)	3,565,707

Increase (Decrease) in Net Assets	(3,435,244)	12,873,594
NET ASSETS:
Beginning of year	95,437,472	82,563,878

End of year*	$92,002,228	$95,437,472

* Includes undistributed/(overdistributed) net investment income, respectively of:	$21,449	$(284,273)

See Notes to Financial Statements.

20  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

	2007(1)	2006(1)		2005	2004	2003(1)

Net Asset Value, Beginning of Year	$17.95	$16.17		$15.44	$14.11	$10.78

Income From Operations:
Net investment income	0.15	0.15		0.10	0.07	0.04
Net realized and unrealized gain	0.74	2.31		0.91	1.38	3.36

Total Income From Operations	0.89	2.46		1.01	1.45	3.40

Less Distributions From:
Net investment income	(0.11)	(0.21)		(0.11)	(0.07)	(0.02)
Net realized gains	(0.91)	(0.47)		(0.17)	(0.05)	(0.05)

Total Distributions	(1.02)	(0.68)		(0.28)	(0.12)	(0.07)

Net Asset Value, End of Year	$17.82	$17.95		$16.17	$15.44	$14.11

Total Return(2)	4.91%	15.20%		6.54%	10.25%	31.55%

Net Assets, End of Year (000s)	$92,002	$95,437		$82,564	$49,381	$10,974

Ratios to Average Net Assets:
Gross expenses	1.16%	1.15	%(3)	1.15%	1.28%	2.56%
Net expenses(4)(5)	0.88	0.87	(3)	0.90	1.00	1.00
Net investment income	0.80	0.88		0.64	0.75	0.36

Portfolio Turnover Rate	81%	18%		18%	10%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.84%, respectively (Note 9).

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Global Equity Portfolio (formerly known as Legg Mason Partners Variable Multiple Discipline Portfolio — Global All Cap Growth and Value) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment

22  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  23

Notes to Financial Statements (continued)

have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Gain	Capital

(a)	$(777)	—	$777
(b)	66,610	$(66,610)	—

(a)	Reclassifications are primarily due to a book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.
During the year ended December 31, 2007, the Fund had a voluntary expense limitation in place of 1.00%.
During the year ended December 31, 2007, the Fund was reimbursed for expenses amounting to $25,415.
Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as distributors of the Fund
The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution fee of 0.25% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.
During the year ended December 31, 2007, CGM and LMIS waived all of their distribution fees for the Fund, resulting in waivers of $239,343. The distribution plan fee waiver can be terminated at any time.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

24  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$72,728,307

Sales	75,290,194

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,730,108
Gross unrealized depreciation	(2,457,106)

Net unrealized appreciation	$8,273,002

4.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 27, 2007, the Fund had an unlimited number of shares authorized with a par value of $0.001 per share.
Transactions in shares of each class were as follows:

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Shares sold	331,750	734,898
Shares issued on reinvestment	279,420	194,260
Shares repurchased	(765,822)	(718,429)

Net Increase (Decrease)	(154,652)	210,729

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$585,870	$1,287,616
Net Long-Term Capital Gains	4,429,798	2,184,955

Total Distributions Paid	$5,015,668	$3,472,571

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  25

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$38,347
Undistributed long-term capital gains — net	9,079,587

Total undistributed earnings	$9,117,934
Other book/tax temporary difference(a)	(16,898)
Unrealized appreciation/(depreciation)(b)	8,272,853

Total accumulated earnings/(losses) — net	$17,373,889

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of

26  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  27

Notes to Financial Statements (continued)

The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

28  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

9.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

10.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report  29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Global Equity Portfolio (formerly Legg Mason Partners Variable Multiple Discipline Portfolio — Global All Cap Growth and Value), a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Variable Portfolios IV) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Global Equity Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

30  Legg Mason Partners Variable Global Equity Portfolio 2007 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.
In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the

Legg Mason Partners Variable Global Equity Portfolio  31

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.
The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance
The Board received and reviewed performance information for the Fund and for all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc.(“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2007. The Fund performed below the median for the one-year period, but better than the median for the three-year period. The Board noted that the Fund’s one-year performance had improved on a relative basis from its three-year period performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the

32  Legg Mason Partners Variable Global Equity Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

portfolio managers. Based on its review, the Board generally was satisfied with management’s efforts to improve performance. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”). At the request of the Independent Trustees, the Manager agreed not to discontinue its fee waiver and/or expense reimbursement for the Fund without prior Board approval.
The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.
The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.
Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 16 large-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all large-cap core funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and Expense

Legg Mason Partners Variable Global Equity Portfolio  33

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.
The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.
Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

34  Legg Mason Partners Variable Global Equity Portfolio

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Global Equity Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners Variable Global Equity Portfolio  35

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

36  Legg Mason Partners Variable Global Equity Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, of Greater St. Louis, MO (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Legg Mason Partners Variable Global Equity Portfolio  37

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

38  Legg Mason Partners Variable Global Equity Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Legg Mason Partners Variable Global Equity Portfolio  39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40  Legg Mason Partners Variable Global Equity Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/20/2007
Payable Date:	6/22/2007	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	73.26%	100.00%

Long-Term Capital Gain Dividend	$ 0.113461	$ 0.781061

Please retain this information for your records.

Legg Mason Partners Variable Global Equity Portfolio  41

(This page intentionally left blank.)

Legg Mason Partners
Variable Global Equity
Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
PFPC, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Global Equity Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

 2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010724 2/08 SR08-517

Legg Mason Partners
Variable Global Equity
Portfolio

The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE GLOBAL EQUITY PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,500 in 2006 and $183,300 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $36,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,500 in 2006 and $35,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $25,500 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Variable Equity Trust for the following date of August 27, 2007.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date:   February 29, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date:   February 29, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date:   February 29, 2008